Exhibit 99.1

News Release

Virtus Investment Partners Announces Financial Results for the Second Quarter 2015

-	Earnings per Diluted Share, As Adjusted, of $2.21 Compared with $2.37 in Prior-Year Quarter; Earnings per Diluted Share of $1.08 Include ($0.82) Increase to Loss Contingency

-	Operating Income, As Adjusted, of $31.4 Million in Second Quarter Compared with $35.3 Million in Prior-Year Quarter; Operating Income of $16.2 Million

-	Total Sales of $3.3 Billion in Second Quarter Compared with $4.0 Billion in Prior-Year Quarter; Net Flows of ($1.3) Billion in Second Quarter Compared with $1.0 Billion in Prior-Year Quarter

-	Assets Under Management of $52.4 Billion at June 30, 2015 Compared with $60.1 Billion at June 30, 2014

Hartford, CT, July 31, 2015 – Virtus Investment Partners, Inc. (NASDAQ: VRTS), which operates a multi-manager asset management business, today reported financial results for the three months ended June 30, 2015.

Management Commentary

“The second quarter results reflect net outflows in the former AlphaSector funds, which were significantly lower than the first quarter. These outflows overshadowed strength and positive flows in our other mutual funds and all additional product categories including institutional, high net worth and ETFs,” said George Aylward, president and chief executive officer. “Total net flows of ($1.3) billion improved sequentially from ($2.2) billion and were positive $0.8 billion excluding the former AlphaSector funds.”

“Earnings per share, as adjusted, were relatively unchanged from the prior quarter, reflecting lower revenues, as adjusted, partially offset by the variability of our cost structure and a reduced share count, resulting from our high level of share repurchases over the past several quarters. Operating margin, as adjusted, remained strong at 41 percent.”

“We returned $18.7 million of capital to shareholders in the quarter, bringing the year-to-date payout to more than 100 percent of net income, as adjusted. Our balance sheet remained strong in the quarter with cash and investments of $52 on a per share basis, which also provides operating flexibility to invest in growth.”

“We continued to expand our product and investment capabilities with the introduction of a globally unconstrained target-return fund managed by Aviva Investors and a distressed credit strategy from our Newfleet affiliate. These new product introductions and high levels of share repurchases illustrate our focus on effectively balancing the growth of the business with a meaningful return of capital to shareholders,” concluded Aylward.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 2

Financial Highlights (Unaudited)
(Dollars in millions, except per share data or as noted)

	Three Months Ended			Three Months Ended		Six Months Ended
	6/30/2015	6/30/2014	Change	3/31/2015	Change	6/30/2015	6/30/2014	Change

Non-GAAP Financial Measures (1) (in millions)
Revenues, as adjusted	$77.5	$83.2	(7)%	$79.7	(3)%	$157.3	$163.3	(4)%
Operating expenses, as adjusted	$46.1	$47.9	(4)%	$47.6	(3)%	$93.7	$93.7	-
Operating income, as adjusted	$31.4	$35.3	(11)%	$32.2	(2)%	$63.6	$69.7	(9)%
Operating margin, as adjusted	40.5%	42.4%		40.3%		40.4%	42.7%
Net income attributable to common stockholders, as adjusted	$20.0	$22.1	(10)%	$20.3	(2)%	$40.3	$43.5	(7)%
Earnings per share - diluted, as adjusted	$2.21	$2.37	(7)%	$2.22	-	$4.43	$4.66	(5)%

U.S. GAAP Financial Measures (in millions)
Revenues	$99.7	$112.7	(12)%	$103.8	(4)%	$203.5	$220.6	(8)%
Operating expenses	$83.4	$90.2	(8)%	$79.3	5%	$162.7	$165.5	(2)%
Operating income	$16.2	$22.5	(28)%	$24.5	(34)%	$40.8	$55.1	(26)%
Operating margin	16.3%	20.0%		23.6%		20.0%	25.0%
Net income attributable to common stockholders	$9.8	$19.5	(50)%	$19.3	(49)%	$29.1	$41.5	(30)%
Earnings per share - diluted	$1.08	$2.10	(48)%	$2.11	(49)%	$3.20	$4.44	(28)%

Assets Under Management and Flows (in billions)
Ending Assets Under Management (2)	$52.4	$60.1	(13)%	$54.8	(4)%	$52.4	$60.1	(13)%
Average Assets Under Management (2)	$54.4	$57.7	(6)%	$55.7	(2)%	$55.1	$56.7	(3)%
Gross Sales	$3.3	$4.0	(19)%	$3.7	(12)%	$7.0	$8.3	(16)%
Net Flows	$(1.3)	$1.0	N/M	$(2.2)	38%	$(3.5)	$0.5	N/M

(1) See the information on pages 11 through 15 for a reconciliation to their most directly comparable U.S. GAAP measures and the notes beginning on page 16 for other important disclosures.

(2) Represents assets under management excluding money market funds that were liquidated in October 2014

N/M - Not Meaningful

Asset Flows and Assets Under Management

Total assets under management were $52.4 billion at June 30, 2015 compared with $60.1 billion at June 30, 2014 and $54.8 billion at March 31, 2015. The decrease from the prior periods is primarily attributable to net outflows and market depreciation.

Total sales were $3.3 billion in the second quarter of 2015, a 19 percent decrease from $4.0 billion in the prior-year quarter and a 12 percent decrease from the sequential quarter. Net flows were ($1.3) billion in the second quarter compared with $1.0 billion in the prior-year quarter and ($2.2) billion in the sequential quarter. Net outflows in the quarter were attributable to open-end mutual funds, which offset positive flows in all other product categories.

Open-end mutual fund sales were $2.6 billion in the second quarter compared with $3.2 billion in the prior-year quarter and $3.0 billion in the sequential quarter. The decrease from prior periods reflects lower sales in the primary asset classes other than international equity, which had higher sales. Open-end net flows were ($1.6) billion in the second quarter compared with $0.7 billion in the prior-year quarter and ($2.4) billion in the sequential quarter. Net outflows in the current quarter were primarily attributable to $2.1 billion of net outflows in the former AlphaSector funds compared with $2.9 billion of net outflows in the first quarter of 2015. Mutual fund net flows, excluding the former AlphaSector funds, were positive and increased 26 percent sequentially to $0.6 billion, representing an 8 percent organic growth rate.

ETF net flows were $55.5 million in the quarter with ending assets under management of $132.6 million. As previously noted, the company completed its acquisition of a majority interest in Virtus ETF Solutions (formerly known as ETF Issuer Solutions), which had $77.8 million in assets under management at the time of the acquisition on April 10.

Institutional sales were $214.1 million in the quarter, an increase of 100 percent from $106.8 million in the prior-year quarter and a decrease of 42 percent from $368.1 million in the sequential quarter. Net flows were $126.8 million in the second quarter, an increase from ($31.1) million in the prior-year quarter and a decrease from $220.9 million in the sequential quarter. Positive net flows in the quarter were primarily attributable to existing subadvisory relationships.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 3

Earnings Summary

Non-GAAP Results

Management believes that a series of non-GAAP financial measures most accurately reflect the company’s operating results from providing investment management and related services to individuals and institutions, and uses these measures to evaluate financial performance. Quarterly reconciliations of the most comparable U.S. GAAP measure to each non-GAAP measure can be found on pages 11 to 15 of this earnings release.

Revenues, As Adjusted

Total revenues, as adjusted, were $77.5 million in the second quarter compared with $83.2 million in the prior-year quarter and $79.7 million in the sequential quarter. The decline from the prior periods reflects lower investment management and administration and transfer agent fees.

Investment management fees, as adjusted, were $70.3 million in the second quarter compared with $74.6 million in the prior-year quarter and $70.8 million in the sequential quarter. Average assets under management were $54.4 billion in the quarter, a decrease of 6 percent from $57.7 million in the prior-year quarter and 2 percent from $55.7 billion in the sequential quarter. The average fee rate of 50.7 basis points was unchanged from the prior-year quarter and declined from 51.5 basis points sequentially.

Administration and transfer agent fees, as adjusted, were $12.7 million in the second quarter, a decrease of 10 percent from $14.0 million in the prior-year quarter and 3 percent from $13.1 million sequentially. The sequential quarter decrease reflects the decline in average open-end fund assets.

Operating Expenses, As Adjusted

Total operating expenses, as adjusted, were $46.1 million in the second quarter, a decrease of 4 percent from $47.9 million in the prior-year quarter and a decrease of 3 percent from $47.6 million in the sequential quarter. The decrease over the prior-year quarter reflects lower employment expenses; the sequential quarter decline reflects lower employment and other operating expenses, as adjusted.

Employment expenses, as adjusted, were $33.6 million in the second quarter, a decrease of 3 percent from $34.6 million in the prior-year quarter and 6 percent from $35.6 million in the sequential quarter. The decrease over the prior-year quarter was attributable to lower variable compensation, both sales-based and profit-based, partially offset by higher staffing levels. The sequential quarter decrease primarily reflects lower payroll taxes due to the payment of annual incentive compensation in the first quarter.

Other operating expenses, as adjusted, were $11.6 million in the second quarter, compared with $12.7 million in the prior-year quarter and $11.2 million in the sequential quarter. Second quarter 2014 other operating expenses, as adjusted, were elevated due to new product introductions and other activities. The increase over the sequential quarter primarily reflects the timing of annual equity grants to the Board of Directors, partially offset by lower professional fees.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 4

Operating Income, As Adjusted, and Related Margin

Operating income, as adjusted, was $31.4 million for the second quarter of 2015, compared with $35.3 million in the prior-year quarter and $32.2 million in the sequential quarter. The related margin was 41 percent, compared with 42 percent and 40 percent for the respective prior quarters.

Net Income Attributable to Common Stockholders, As Adjusted

Net income attributable to common stockholders, as adjusted, was $20.0 million, or $2.21 per diluted share, compared with $22.1 million or $2.37 per share in the prior-year quarter. Net income attributable to common stockholders, as adjusted, was $20.3 million or $2.22 per share in the first quarter of 2015.

Effective Tax Rate, As Adjusted

The second quarter effective tax rate of 38 percent was unchanged from the prior-year and sequential quarters.

GAAP Results

Total revenues were $99.7 million in the second quarter, a decrease of 12 percent from $112.7 million in the prior-year quarter and 4 percent from $103.8 million in the sequential quarter due to lower average assets and changes in fee rates.

Operating expenses were $83.4 million in the second quarter, a decrease of 8 percent from $90.2 million in the prior-year quarter and an increase of 5 percent from $79.3 million in the sequential quarter. Current quarter operating expenses reflect an $11.3 million increase to the loss contingency of $5.2 million that was recorded in the first quarter of 2015, related to a previously disclosed regulatory matter. Operating expenses decreased from the prior-year quarter due to $10.1 million of closed-end fund launch costs that were incurred in the second quarter of 2014.

Net income attributable to common stockholders was $9.8 million or $1.08 per fully diluted common share for the second quarter, which includes the $7.4 million or ($0.82) per share after-tax loss contingency, compared with $19.5 million or $2.10 per share in the prior-year quarter, and $19.3 million or $2.11 per share in the sequential quarter, which included $3.6 million or ($0.39) per share after-tax, for the loss contingency. The aggregate $11.0 million or ($1.21) per share after-tax loss contingency reflects the most likely loss associated with this matter. However, the company cannot provide any assurance that a resolution related to this matter will be reached or that any associated loss will not exceed the loss contingency recorded.

Earnings per diluted share included returns on seed capital investments, including gains and losses (realized and unrealized), dividends and interest income of ($0.13) in the second quarter, $0.51 in the prior-year quarter and $0.37 in the sequential quarter.

The effective second quarter tax rate was 46 percent, an increase from 38 percent in the prior-year quarter and 36 percent in the sequential quarter. The current quarter tax rate was primarily impacted by a $0.8 million valuation allowance related to marketable securities and the impact of consolidated sponsored investment products.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 5

Investment Capabilities and Products

In June, the company introduced the Virtus Credit Opportunities Fund1 (Class I: VCOIX) managed by its proprietary fixed income affiliate Newfleet Asset Management. The fund intends to generate long-term total return from a combination of capital appreciation and interest by seeking the best opportunities in distressed, stressed and performing credit.

The Virtus Multi-Strategy Target Return Fund2 (Class I: VMSIX), managed by Aviva Investors3, became available to investors in July. The fund seeks to provide compelling risk-adjusted global equity returns over a rolling three year period by employing a fundamental research strategy to construct an unconstrained portfolio of global equities, bonds and derivatives.

Balance Sheet and Liquidity

Cash and investments were $455.5 million at June 30, 2015 compared with $423.1 million at June 30, 2014 and $430.2 million at March 31, 2015. The increase over the prior periods reflects cash generated partially offset by return of capital to shareholders. On a per share basis, cash and investments in the second quarter were $52 compared with $46 in the prior-year quarter and $48 in the sequential quarter. At June 30, 2015 the company had no debt outstanding and $75 million of unused capacity on its credit facility.

The company’s seed capital investments increased to $238.9 million at June 30, 2015 from $223.9 million at June 30, 2014 and compared with $241.8 million at March 31, 2015. The change from the prior-year quarter reflects $20.7 million of net seed activity, partially offset by the returns of the seed investments. On July 20, the company made a $50.0 million seed investment in the Virtus Multi-Strategy Target Return Fund.

Working capital was $185.3 million at June 30, 2015, compared with $186.2 million at June 30, 2014 and $187.0 million at March 31, 2015.

In the second quarter of 2015, the company returned $18.7 million to shareholders, which included $14.0 million in repurchases of common stock. As a result of the share repurchase program, basic shares outstanding decreased by 3 percent to 8.8 million from 9.1 million in the prior-year quarter.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 6

Balance Sheet Highlights (Unaudited)
(in millions)
	As of			As of
	6/30/2015	6/30/2014	Change	3/31/2015	Change
Cash and cash equivalents	$194.3	$170.4	14%	$166.0	17%
Seed capital investments (1)	238.9	223.9	7%	241.8	(1)%
Investments - other (2)	22.3	28.8	(23)%	22.4	-
Total - cash and investments	$455.5	$423.1	8%	$430.2	6%

Deferred taxes, net	$59.8	$57.1	5%	$58.0	3%
Dividends payable	$4.3	$4.2	2%	$4.2	-
Total equity attributable to stockholders	$559.4	$514.5	9%	$565.4	(1)%

Working capital (3)	$185.3	$186.2	-	$187.0	(1)%

(1) Represents the company’s investments in sponsored investment products including the company's investment in consolidated sponsored investment products (CSIPs), net of non-controlling interests. For the periods ending June 30, 2015, June 30, 2014, and March 31, 2015, net assets of CSIPs represent $292.2 million, $222.7 million, and $274.7 million, of total assets, $19.5 million, $16.0 million, and $16.5 million of total liabilities, and $55.6 million, $10.4 million, and $35.0 million of redeemable noncontrolling interests, respectively

(2) Liquid investments that are not related to the company's seed investments

(3) Defined as cash and investments plus accounts receivable, net, less seed capital investments, accrued compensation and benefits, accounts payable and accrued liabilities, and dividends payable

Conference Call

Virtus Investment Partners management will host an investor conference call on Friday, July 31, at 9 a.m. Eastern to discuss these financial results and related matters. The webcast of the call will be available in the Investor Relations section of www.virtus.com or by telephone at 877-930-7765 if calling from within the U.S. or 253-336-7413 if calling from outside the U.S. (passcode: 91087321). A replay of the call will be available through September 1 in the Investor Relations section or by or by telephone at 855-859-2056 if calling from within the U.S. or 404-537-3406 if calling from outside the U.S. (passcode: 91087321). The presentation that will be reviewed as part of the conference call will be available in the Presentations section of www.virtus.com.

About Virtus Investment Partners

Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. Virtus offers access to a variety of investment styles across multiple disciplines to meet a wide array of investor needs, and provides products and services through affiliated managers and select subadvisers, each with a distinct investment style, autonomous investment process, and individual brand. Its affiliates include Cliffwater Investments, Duff & Phelps Investment Management, Virtus ETF Solutions, Euclid Advisors, Kayne Anderson Rudnick Investment Management, Kleinwort Benson Investors International, Newfleet Asset Management, Newfound Investments, Rampart Investment Management and Zweig Advisers. Additional information can be found at www.virtus.com.

Contacts

Jeanne Hess, Investor Relations (860) 263-4730 jeanne.hess@virtus.com	Joe Fazzino, Media Relations (860) 263-4725 joe.fazzino@virtus.com

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 7

U.S. GAAP Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended			Three Months Ended		Six Months Ended
	6/30/2015	6/30/2014	Change	3/31/2015	Change	6/30/2015	6/30/2014	Change

Revenues
Investment management fees	$68,867	$74,537	(8)%	$70,496	(2)%	$139,363	$146,329	(5)%
Distribution and service fees	17,635	23,940	(26)%	19,598	(10)%	37,233	46,378	(20)%
Administration and transfer agent fees	12,577	13,942	(10)%	13,042	(4)%	25,619	27,015	(5)%
Other income and fees	577	330	75%	695	(17)%	1,272	898	42%
Total revenues	99,656	112,749	(12)%	103,831	(4)%	203,487	220,620	(8)%

Operating Expenses
Employment expenses	33,593	35,481	(5)%	35,622	(6)%	69,215	70,510	(2)%
Distribution and other asset-based expenses	23,676	39,222	(40)%	24,507	(3)%	48,183	66,959	(28)%
Other operating expenses	23,512	13,130	79%	16,726	41%	40,238	23,664	70%
Other operating expenses of CSIPs	957	797	20%	818	17%	1,775	1,128	57%
Depreciation and other amortization	873	670	30%	779	12%	1,652	1,327	25%
Amortization expense	837	947	(12)%	837	-	1,674	1,904	(12)%
Total operating expenses	83,448	90,247	(8)%	79,289	5%	162,737	165,492	(2)%

Operating Income	16,208	22,502	(28)%	24,542	(34)%	40,750	55,128	(26)%

Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	343	905	(62)%	545	(37)%	888	2,751	(68)%
Realized and unrealized (loss) gain on investments of consolidated sponsored investment products, net	(3,242)	6,444	N/M	2,590	N/M	(652)	6,480	N/M
Other income, net	247	189	31%	435	(43)%	682	340	101%
Total other (expense) income, net	(2,652)	7,538	N/M	3,570	N/M	918	9,571	(90)%

Interest Income (Expense)
Interest expense	(121)	(125)	4%	(123)	2%	(244)	(263)	7%
Interest and dividend income	302	344	(12)%	280	8%	582	727	(20)%
Interest and dividend income of investments of consolidated sponsored investment products	3,098	1,639	89%	2,324	33%	5,422	2,512	116%
Total interest income, net	3,279	1,858	76%	2,481	32%	5,760	2,976	94%
Income Before Income Taxes	16,835	31,898	(47)%	30,593	(45)%	47,428	67,675	(30)%
Income tax expenses	7,823	12,106	(35)%	10,868	(28)%	18,691	26,116	(28)%
Net Income	9,012	19,792	(54)%	19,725	(54)%	28,737	41,559	(31)%
Noncontrolling interests	765	(249)	N/M	(383)	N/M	382	(78)	N/M
Net Income Attributable to Common Stockholders	$9,777	$19,543	(50)%	$19,342	(49)%	$29,119	$41,481	(30)%
Earnings Per Share - Basic	$1.10	$2.14	(49)%	$2.16	(49)%	$3.26	$4.55	(28)%
Earnings Per Share - Diluted	$1.08	$2.10	(48)%	$2.11	(49)%	$3.20	$4.44	(28)%
Cash Dividends Declared Per Share	$0.45	$0.45	-	$0.45	-	$1.35	$0.45	200%
Weighted Average Shares Outstanding - Basic	8,889	9,133	(3)%	8,964	(1)%	8,927	9,125	(2)%
Weighted Average Shares Outstanding - Diluted	9,037	9,325	(3)%	9,151	(1)%	9,094	9,343	(3)%

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 8

Non-GAAP Consolidated Income Statement Information

(in thousands, except per share data)

	Three Months Ended			Three Months Ended		Six Months Ended
	6/30/2015	6/30/2014	Change	3/31/2015	Change	6/30/2015	6/30/2014	Change

Revenues, As Adjusted
Investment management fees, as adjusted	$70,321	$74,600	(6)%	$70,801	(1)%	$141,122	$146,344	(4)%
Distribution and service fees, as adjusted	17,658	23,947	(26)%	19,618	(10)%	37,276	46,398	(20)%
Administration and transfer agent fees, as adjusted	12,662	13,994	(10)%	13,119	(3)%	25,781	27,086	(5)%
Other income and fees, as adjusted	577	330	75%	695	(17)%	1,272	898	42%
Distribution and other asset-based expenses, as adjusted	(23,676)	(29,646)	20%	(24,507)	3%	(48,183)	(57,383)	16%
Total revenues, as adjusted	77,542	83,225	(7)%	79,726	(3)%	157,268	163,343	(4)%

Operating Expenses, As Adjusted
Employment expenses, as adjusted	33,593	34,605	(3)%	35,622	(6)%	69,215	69,142	-
Other operating expenses, as adjusted	11,643	12,655	(8)%	11,175	4%	22,818	23,189	(2)%
Depreciation and other amortization, as adjusted	873	670	30%	779	12%	1,652	1,327	24%
Total operating expenses, as adjusted	46,109	47,930	(4)%	47,576	(3)%	93,685	93,658	-

Operating Income, As Adjusted	31,433	35,295	(11)%	32,150	(2)%	63,583	69,685	(9)%

Other Income (Expense), as adjusted
Realized and unrealized gain (loss) on investments, net, as adjusted	224	153	46%	119	88%	343	259	32%
Other income, net, as adjusted	247	189	31%	435	(43)%	682	340	101%
Total other income, net, as adjusted	471	342	38%	554	(15)%	1,025	599	71%

Interest Income (Expense), as adjusted
Interest expense, as adjusted	(121)	(125)	3%	(123)	2%	(244)	(263)	7%
Interest and dividend income, as adjusted	175	243	(28)%	217	(19)%	392	462	(15)%
Total interest income, net, as adjusted	54	118	(54)%	94	(43)%	148	199	(26)%
Pre-Tax Income, As Adjusted	31,958	35,755	(11)%	32,798	(3)%	64,756	70,483	(8)%
Income tax expense, as adjusted	12,127	13,690	(11)%	12,500	(3)%	24,627	26,994	(9)%
Net Income, As Adjusted	19,831	22,065	(10)%	20,298	(2)%	40,129	43,489	(8)%
Noncontrolling interests, as adjusted	165	31	432%	34	385%	199	41	385%
Net Income Attributable to Common Stockholders, As Adjusted	$19,996	$22,096	(10)%	$20,332	(2)%	$40,328	$43,530	(7)%
Earnings Per Share - Basic, As Adjusted	$2.25	$2.42	(7)%	$2.27	(1)%	$4.52	$4.77	(5)%
Earnings Per Share - Diluted, As Adjusted	$2.21	$2.37	(7)%	$2.22	-	$4.43	$4.66	(5)%
Weighted Average Shares Outstanding - Basic	8,889	9,133	(3)%	8,964	(1)%	8,927	9,125	(2)%
Weighted Average Shares Outstanding - Diluted	9,037	9,325	(3)%	9,151	(1)%	9,094	9,343	(3)%

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 9

Assets Under Management - Product and Asset Class

(in millions)

	Three Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
By product (period end):
Open-End Funds (1)	$33,345.3	$35,317.8	$37,514.2	$41,076.3	$41,124.6
Closed-End Funds	6,901.0	7,288.0	7,581.4	7,568.1	7,530.6
Exchange-Traded Funds	132.6	-	-	-	-
Money Market Funds	-	-	-	1,231.9	1,311.7
Separately Managed Accounts (2)	6,952.1	7,131.0	6,884.8	6,653.0	6,862.4
Institutional Accounts (2)	5,070.0	5,036.2	4,722.0	4,348.3	4,565.0
Total	$52,401.0	$54,773.0	$56,702.4	$60,877.6	$61,394.3

By product (average) (3)
Open-End Funds (1)	$34,852.2	$36,663.7	$39,550.2	$41,639.6	$39,654.8
Closed-End Funds	7,256.5	7,435.8	7,551.8	7,571.4	6,805.1
Exchange-Traded Funds	103.9	-	-	-	-
Money Market Funds	-	-	176.5	1,310.1	1,317.1
Separately Managed Accounts (2)	7,125.3	6,846.3	6,620.4	6,793.5	6,700.0
Institutional Accounts (2)	5,054.8	4,786.7	4,602.6	4,483.6	4,538.4
Total	$54,392.7	$55,732.5	$58,501.5	$61,798.2	$59,015.4

By asset class (period end):
Equity	$31,908.8	$33,129.0	$34,180.7	$35,573.6	$35,842.5
Fixed Income	16,010.8	16,521.1	16,681.6	16,671.0	16,750.2
Alternatives (4)	4,031.2	4,703.8	5,372.4	6,769.5	6,744.8
Other (5)	450.2	419.1	467.7	1,863.5	2,056.8
Total	$52,401.0	$54,773.0	$56,702.4	$60,877.6	$61,394.3

Assets Under Management - Average Net Management Fees Earned (6)

(In basis points)

	Three Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
Open-End Funds (1)	49.2	49.9	50.6	50.8	51.6
Closed-End Funds	66.9	66.7	67.2	67.1	63.6
Exchange-Traded Funds	8.9	-	-	-	-
Money Market Funds	-	-	-	-	0.1
Separately Managed Accounts (2)	53.5	54.2	51.7	51.3	52.4
Institutional Accounts (2)	34.9	36.3	35.2	34.8	35.7
All Products	50.7	51.5	51.5	50.6	50.7

(1) Includes assets under management of open-end and variable insurance funds

(2) Includes assets under management related to option strategies

(3) Averages are calculated as follows:

   - Funds - average daily or weekly balances

   - Separately Managed Accounts - prior quarter ending balance or average of month-end balances in quarter

   - Institutional Accounts - average of month-end balances in quarter

(4) Consists of long/short equity, real estate, master-limited partnerships, and other

(5) Consists of cash management and option strategies; as of December 31, 2014 only reflects options strategies. Cash management strategies were $1,340.7 and $1,448.9 for the periods ended September 30, 2014 and June 30, 2014, respectively.

(6) Represents net investment management fees divided by average assets. Net investment management fees are defined as investment management fees, as adjusted, less fees paid to third party service providers for investment management related services.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 10

Assets Under Management - Asset Flows by Product

(in millions)

	Three Months Ended					Six Months Ended
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014	6/30/2015	6/30/2014

Open-End Funds (1)
Beginning balance	$35,317.8	$37,514.2	$41,076.3	$41,124.6	$38,633.6	$37,514.2	$37,679.5
Inflows	2,619.5	3,014.2	2,856.2	3,055.2	3,169.4	5,633.7	6,822.3
Outflows	(4,174.5)	(5,398.0)	(5,090.2)	(2,442.2)	(2,451.3)	(9,572.5)	(5,895.7)
Net flows	(1,555.0)	(2,383.8)	(2,234.0)	613.0	718.1	(3,938.8)	926.6
Market performance	(352.9)	197.1	(348.1)	(727.3)	1,702.8	(155.8)	2,372.6
Other (2)	(64.6)	(9.7)	(980.0)	66.0	70.1	(74.3)	145.9
Ending balance	$33,345.3	$35,317.8	$37,514.2	$41,076.3	$41,124.6	$33,345.3	$41,124.6

Closed-End Funds
Beginning balance	$7,288.0	$7,581.4	$7,568.1	$7,530.6	$6,690.7	$7,581.4	$6,499.6
Inflows	-	-	-	30.5	463.3	-	463.3
Outflows	-	-	-	-	-	-	-
Net flows	-	-	-	30.5	463.3	-	463.3
Market performance	(281.6)	(168.6)	123.2	(98.4)	475.6	(450.2)	774.5
Other (2)	(105.4)	(124.8)	(109.9)	105.4	(99.0)	(230.2)	(206.8)
Ending balance	$6,901.0	$7,288.0	$7,581.4	$7,568.1	$7,530.6	$6,901.0	$7,530.6

Exchange-Traded Funds
Beginning balance	$-	$-	$-	$-	$-	$-	$-
Inflows	67.4	-	-	-	-	67.4	-
Outflows	(12.2)	-	-	-	-	(12.2)	-
Net flows	55.2	-	-	-	-	55.2	-
Market performance	(0.4)	-	-	-	-	(0.4)	-
Other (2)	77.8	-	-	-	-	77.8	-
Ending balance	$132.6	$-	$-	$-	$-	$132.6	$-

Money Market Funds
Beginning balance	$-	$-	$1,231.9	$1,311.7	$1,378.0	$-	$1,556.6
Other (2)	-	-	(1,231.9)	(79.8)	(66.3)	-	(244.9)
Ending balance	$-	$-	$-	$1,231.9	$1,311.7	$-	$1,311.7

Separately Managed Accounts (3)
Beginning balance	$7,131.0	$6,884.8	$6,653.0	$6,862.4	$6,778.4	$6,884.8	$7,433.1
Inflows	366.8	328.5	263.7	319.2	278.8	695.3	750.7
Outflows	(342.2)	(355.3)	(412.5)	(343.3)	(461.0)	(697.5)	(1,489.0)
Net flows	24.6	(26.8)	(148.8)	(24.1)	(182.2)	(2.2)	(738.3)
Market performance	(65.5)	177.4	397.6	(180.5)	238.5	111.9	138.4
Other (2)	(138.0)	95.6	(17.0)	(4.8)	27.7	(42.4)	29.2
Ending balance	$6,952.1	$7,131.0	$6,884.8	$6,653.0	$6,862.4	$6,952.1	$6,862.4

Institutional Accounts (3)
Beginning balance	$5,036.2	$4,722.0	$4,348.3	$4,565.0	$4,530.5	$4,722.0	$4,570.8
Inflows	214.1	368.1	309.9	109.4	106.8	582.2	231.2
Outflows	(87.3)	(147.2)	(132.1)	(236.5)	(137.9)	(234.5)	(374.4)
Net flows	126.8	220.9	177.8	(127.1)	(31.1)	347.7	(143.2)
Market performance	(81.9)	117.6	216.8	(45.6)	131.1	35.7	218.0
Other (2)	(11.1)	(24.3)	(20.9)	(44.0)	(65.5)	(35.4)	(80.6)
Ending balance	$5,070.0	$5,036.2	$4,722.0	$4,348.3	$4,565.0	$5,070.0	$4,565.0

Total
Beginning balance	$54,773.0	$56,702.4	$60,877.6	$61,394.3	$58,011.2	$56,702.4	$57,739.6
Inflows	3,267.8	3,710.8	3,429.8	3,514.3	4,018.3	6,978.6	8,267.5
Outflows	(4,616.2)	(5,900.5)	(5,634.8)	(3,022.0)	(3,050.2)	(10,516.7)	(7,759.1)
Net flows	(1,348.4)	(2,189.7)	(2,205.0)	492.3	968.1	(3,538.1)	508.4
Market performance	(782.3)	323.5	389.5	(1,051.8)	2,548.0	(458.8)	3,503.5
Other (2)	(241.3)	(63.2)	(2,359.7)	42.8	(133.0)	(304.5)	(357.2)
Ending balance	$52,401.0	$54,773.0	$56,702.4	$60,877.6	$61,394.3	$52,401.0	$61,394.3

(1) Includes assets under management of open-end and variable insurance funds

(2) Represents open-end and closed-end mutual fund distributions, net of reinvestments, net flows of cash management strategies, net flows and market performance of structured products, and net flows from non-sales related activities such as asset acquisitions/(dispositions), marketable securities investments/(withdrawals), and the impact on assets from the use of leverage

(3) Includes assets under management related to option strategies

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 11

Virtus Investment Partners, Inc.

Reconciliation of U.S. GAAP Consolidated Statement of Operations to Non-GAAP Consolidated Income Statement Information

(Unaudited, in thousands)

Three months ended June 30, 2015

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and other asset- based expenses	Consolidated sponsored investment products	Amortization of intangible assets	Seed capital investments impact	Other	Non-GAAP Basis
Revenues
Investment management fees	$68,867	$-	$288	$-	$-	$1,166	$70,321
Distribution and service fees	17,635	-	23	-	-	-	17,658
Administration and transfer agent fees	12,577	-	85	-	-	-	12,662
Other income and fees	577	-	-	-	-	-	577
Distribution and other asset-based expenses	-	(23,676)	-	-	-	-	(23,676)
Total revenues	99,656	(23,676)	396	-	-	1,166	77,542

Operating Expenses
Employment expenses	33,593	-	-	-	-	-	33,593
Distribution and other asset-based expenses	23,676	(23,676)	-	-	-	-	-
Other operating expenses	23,512	-	-	-	-	(11,869)	11,643
Other operating expenses of consolidated sponsored investment products	957	-	(957)	-	-	-	-
Restructuring and severance	-	-	-	-	-	-	-
Depreciation and other amortization	873	-	-	-	-	-	873
Amortization expense	837	-	-	(837)	-	-	-
Total operating expenses	83,448	(23,676)	(957)	(837)	-	(11,869)	46,109

Operating Income	16,208	-	1,353	837	-	13,035	31,433

Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	343	-	(1,828)	-	1,709	-	224
Realized and unrealized gain (loss) on investments of consolidated sponsored investment products, net	(3,242)	-	3,242	-	-	-	-
Other income (expense), net	247	-	-	-	-	-	247
Total other income (expense), net	(2,652)	-	1,414	-	1,709	-	471

Interest Income (Expense)
Interest expense	(121)	-	-	-	-	-	(121)
Interest and dividend income	302	-	931	-	(1,058)	-	175
Interest and dividend income of investments of consolidated sponsored investment products	3,098	-	(3,098)	-	-	-	-
Total interest income (expense), net	3,279	-	(2,167)	-	(1,058)	-	54
Income Before Income Taxes	16,835	-	600	837	651	13,035	31,958
Income tax expense	7,823	-	-	318	(579)	4,565	12,127
Net Income	9,012	-	600	519	1,230	8,470	19,831
Noncontrolling interests	765	-	(600)	-	-	-	165
Net Income Attributable to Common Stockholders	$9,777	$-	$-	$519	$1,230	$8,470	$19,996
Earnings Per Share - Basic	$1.10						$2.25
Earnings Per Share - Diluted	$1.08						$2.21
Weighted Average Shares Outstanding - Basic (in thousands)	8,889						8,889
Weighted Average Shares Outstanding - Diluted (in thousands)	9,037						9,037

See pages 16 through 17 for notes to the reconciliation

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 12

Virtus Investment Partners, Inc.

Reconciliation of U.S. GAAP Consolidated Statement of Operations to Non-GAAP Consolidated Income Statement Information

(Unaudited, in thousands)

Three months ended June 30, 2014

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and other asset- based expenses	Consolidated sponsored investment products	Closed-end fund launch costs	Amortization of intangible assets	Seed capital investments impact	Other	Non-GAAP Basis
Revenues
Investment management fees	$74,537	$-	$63	$-	$-	$-	$-	$74,600
Distribution and service fees	23,940	-	7	-	-	-	-	23,947
Administration and transfer agent fees	13,942	-	52	-	-	-	-	13,994
Other income and fees	330	-	-	-	-	-	-	330
Distribution and other asset-based expenses	-	(29,646)	-	-	-	-	-	(29,646)
Total revenues	112,749	(29,646)	122	-	-	-	-	83,225

Operating Expenses
Employment expenses	35,481	-	-	(509)	-	-	(367)	34,605
Distribution and other asset-based expenses	39,222	(29,646)	-	(9,576)	-	-	-	-
Other operating expenses	13,130	-	-	-	-	-	(475)	12,655
Other operating expenses of consolidated sponsored investment products	797	-	(797)	-	-	-	-	-
Restructuring and severance	-	-	-	-	-	-	-	-
Depreciation and other amortization	670	-	-	-	-	-	-	670
Amortization expense	947	-	-	-	(947)	-	-	-
Total operating expenses	90,247	(29,646)	(797)	(10,085)	(947)	-	(842)	47,930

Operating Income	22,502	-	919	10,085	947	-	842	35,295

Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	905	-	6,169	-	-	(6,921)	-	153
Realized and unrealized gain (loss) on investments of consolidated sponsored investment products, net	6,444	-	(6,444)	-	-	-	-	-
Other income (expense), net	189	-	-	-	-	-	-	189
Total other income (expense), net	7,538	-	(275)	-	-	(6,921)	-	342

Interest Income (Expense)
Interest expense	(125)	-	-	-	-	-	-	(125)
Interest and dividend income	344	-	715	-	-	(816)	-	243
Interest and dividend income of investments of consolidated sponsored investment products	1,639	-	(1,639)	-	-	-	-	-
Total interest income (expense), net	1,858	-	(924)	-	-	(816)	-	118
Income Before Income Taxes	31,898	-	(280)	10,085	947	(7,737)	842	35,755
Income tax expense	12,106	-	-	3,861	363	(2,962)	322	13,690
Net Income	19,792	-	(280)	6,224	584	(4,775)	520	22,065
Noncontrolling interests	(249)	-	280	-	-	-	-	31
Net Income Attributable to Common Stockholders	$19,543	$-	$-	$6,224	$584	$(4,775)	$520	$22,096
Earnings Per Share - Basic	$2.14							$2.42
Earnings Per Share - Diluted	$2.10							$2.37
Weighted Average Shares Outstanding - Basic (in thousands)	9,133							9,133
Weighted Average Shares Outstanding - Diluted (in thousands)	9,325							9,325

See pages 16 through 17 for notes to the reconciliation

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 13

Virtus Investment Partners, Inc.

Reconciliation of U.S. GAAP Consolidated Statement of Operations to Non-GAAP Consolidated Income Statement Information

(Unaudited, in thousands)

Three months ended March 31, 2015

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and other asset- based expenses	Consolidated sponsored investment products	Amortization of intangible assets	Seed capital investments impact	Other	Non-GAAP Basis
Revenues
Investment management fees	$70,496	$-	$305	$-	$-	$-	$70,801
Distribution and service fees	19,598	-	20	-	-	-	19,618
Administration and transfer agent fees	13,042	-	77	-	-	-	13,119
Other income and fees	695	-	-	-	-	-	695
Distribution and other asset-based expenses	-	(24,507)	-	-	-	-	(24,507)
Total revenues	103,831	(24,507)	402	-	-	-	79,726

Operating Expenses
Employment expenses	35,622	-	-	-	-	-	35,622
Distribution and other asset-based expenses	24,507	(24,507)	-	-	-	-	-
Other operating expenses	16,726	-	-	-	-	(5,551)	11,175
Other operating expenses of consolidated sponsored investment products	818	-	(818)	-	-	-	-
Restructuring and severance	-	-	-	-	-	-	-
Depreciation and other amortization	779	-	-	-	-	-	779
Amortization expense	837	-	-	(837)	-	-	-
Total operating expenses	79,289	(24,507)	(818)	(837)	-	(5,551)	47,576

Operating Income	24,542	-	1,220	837	-	5,551	32,150

Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	545	-	2,342	-	(2,768)	-	119
Realized and unrealized gain (loss) on investments of consolidated sponsored investment products, net	2,590	-	(2,590)	-	-	-	-
Other income (expense), net	435	-	-	-	-	-	435
Total other income (expense), net	3,570	-	(248)	-	(2,768)	-	554

Interest Income (Expense)
Interest expense	(123)	-	-	-	-	-	(123)
Interest and dividend income	280	-	935	-	(998)	-	217
Interest and dividend income of investments of consolidated sponsored investment products	2,324	-	(2,324)	-	-	-	-
Total interest income (expense), net	2,481	-	(1,389)	-	(998)	-	94
Income Before Income Taxes	30,593	-	(417)	837	(3,766)	5,551	32,798
Income tax expense	10,868	-	-	319	(420)	1,733	12,500
Net Income	19,725	-	(417)	518	(3,346)	3,818	20,298
Noncontrolling interests	(383)	-	417	-	-	-	34
Net Income Attributable to Common Stockholders	$19,342	$-	$-	$518	$(3,346)	$3,818	$20,332
Earnings Per Share - Basic	$2.16						$2.27
Earnings Per Share - Diluted	$2.11						$2.22
Weighted Average Shares Outstanding - Basic (in thousands)	8,964						8,964
Weighted Average Shares Outstanding - Diluted (in thousands)	9,151						9,151

See pages 16 through 17 for notes to the reconciliation

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 14

Virtus Investment Partners, Inc.

Reconciliation of U.S. GAAP Consolidated Statement of Operations to Non-GAAP Consolidated Income Statement Information

(Unaudited, in thousands)

Six months ended June 30, 2015

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and other asset- based expenses	Consolidated sponsored investment products	Amortization of intangible assets	Seed capital investments impact	Other	Non-GAAP Basis
Revenues
Investment management fees	$139,363	$-	$593	$-	$-	$1,166	$141,122
Distribution and service fees	37,233	-	43	-	-	-	37,276
Administration and transfer agent fees	25,619	-	162	-	-	-	25,781
Other income and fees	1,272	-	-	-	-	-	1,272
Distribution and other asset-based expenses	-	(48,183)	-	-	-	-	(48,183)
Total revenues	203,487	(48,183)	798	-	-	1,166	157,268

Operating Expenses
Employment expenses	69,215	-	-	-	-	-	69,215
Distribution and other asset-based expenses	48,183	(48,183)	-	-	-	-	-
Other operating expenses	40,238	-	-	-	-	(17,420)	22,818
Other operating expenses of consolidated sponsored investment products	1,775	-	(1,775)	-	-	-	-
Restructuring and severance	-	-	-	-	-	-	-
Depreciation and other amortization	1,652	-	-	-	-	-	1,652
Amortization expense	1,674	-	-	(1,674)	-	-	-
Total operating expenses	162,737	(48,183)	(1,775)	(1,674)	-	(17,420)	93,685

Operating Income	40,750	-	2,573	1,674	-	18,586	63,583

Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	888	-	514	-	(1,059)	-	343
Realized and unrealized gain (loss) on investments of consolidated sponsored investment products, net	(652)	-	652	-	-	-	-
Other income (expense), net	682	-	-	-	-	-	682
Total other income (expense), net	918	-	1,166	-	(1,059)	-	1,025

Interest Income (Expense)
Interest expense	(244)	-	-	-	-	-	(244)
Interest and dividend income	582	-	1,866	-	(2,056)	-	392
Interest and dividend income of investments of consolidated sponsored investment products	5,422	-	(5,422)	-	-	-	-
Total interest income (expense), net	5,760	-	(3,556)	-	(2,056)	-	148
Income Before Income Taxes	47,428	-	183	1,674	(3,115)	18,586	64,756
Income tax expense	18,691	-	-	637	(999)	6,298	24,627
Net Income	28,737	-	183	1,037	(2,116)	12,288	40,129
Noncontrolling interests	382	-	(183)	-	-	-	199
Net Income Attributable to Common Stockholders	$29,119	$-	$-	$1,037	$(2,116)	$12,288	$40,328
Earnings Per Share - Basic	$3.26						$4.52
Earnings Per Share - Diluted	$3.20						$4.43
Weighted Average Shares Outstanding - Basic (in thousands)	8,927						8,927
Weighted Average Shares Outstanding - Diluted (in thousands)	9,094						9,094

See pages 16 through 17 for notes to the reconciliation

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 15

Virtus Investment Partners, Inc.

Reconciliation of U.S. GAAP Consolidated Statement of Operations to Non-GAAP Consolidated Income Statement Information

(Unaudited, in thousands)

Six months ended June 30, 2014

		Reclassifications			Adjustments
	U.S. GAAP Basis	Distribution and other asset- based expenses	Consolidated sponsored investment products	Closed-end fund launch costs	Amortization of intangible assets	Seed capital investments impact	Other	Non-GAAP Basis
Revenues
Investment management fees	$146,329	$-	$15	$-	$-	$-	$-	$146,344
Distribution and service fees	46,378	-	20	-	-	-	-	46,398
Administration and transfer agent fees	27,015	-	71	-	-	-	-	27,086
Other income and fees	898	-	-	-	-	-	-	898
Distribution and other asset-based expenses	-	(57,383)	-	-	-	-	-	(57,383)
Total revenues	220,620	(57,383)	106	-	-	-	-	163,343

Operating Expenses
Employment expenses	70,510	-	-	(509)	-	-	(859)	69,142
Distribution and other asset-based expenses	66,959	(57,383)	-	(9,576)	-	-	-	-
Other operating expenses	23,664	-	-	-	-	-	(475)	23,189
Other operating expenses of consolidated sponsored investment products	1,128	-	(1,128)	-	-	-	-	-
Restructuring and severance	-	-	-	-	-	-	-	-
Depreciation and other amortization	1,327	-	-	-	-	-	-	1,327
Amortization expense	1,904	-	-	-	(1,904)	-	-	-
Total operating expenses	165,492	(57,383)	(1,128)	(10,085)	(1,904)	-	(1,334)	93,658

Operating Income	55,128	-	1,234	10,085	1,904	-	1,334	69,685

Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	2,751	-	6,584	-	-	(9,076)	-	259
Realized and unrealized gain (loss) on investments of consolidated sponsored investment products, net	6,480	-	(6,480)	-	-	-	-	-
Other income (expense), net	340	-	-	-	-	-	-	340
Total other income (expense), net	9,571	-	104	-	-	(9,076)	-	599

Interest Income (Expense)
Interest expense	(263)	-	-	-	-	-	-	(263)
Interest and dividend income	727	-	1,055	-	-	(1,320)	-	462
Interest and dividend income of investments of consolidated sponsored investment products	2,512	-	(2,512)	-	-	-	-	-
Total interest income (expense), net	2,976	-	(1,457)	-	-	(1,320)	-	199
Income Before Income Taxes	67,675	-	(119)	10,085	1,904	(10,396)	1,334	70,483
Income tax expense	26,116	-	-	3,861	730	(3,981)	268	26,994
Net Income	41,559	-	(119)	6,224	1,174	(6,415)	1,066	43,489
Noncontrolling interests	(78)	-	119	-	-	-	-	41
Net Income Attributable to Common Stockholders	$41,481	$-	$-	$6,224	$1,174	$(6,415)	$1,066	$43,530
Earnings Per Share - Basic	$4.55							$4.77
Earnings Per Share - Diluted	$4.44							$4.66
Weighted Average Shares Outstanding - Basic (in thousands)	9,125							9,125
Weighted Average Shares Outstanding - Diluted (in thousands)	9,343							9,343

See pages 16 through 17 for notes to the reconciliation

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 16

Virtus Investment Partners, Inc.
Notes

The following are notes to the reconciliations of the most comparable U.S. GAAP measure to each non-GAAP measure for the second quarter of 2015, the second quarter of 2014, the first quarter of 2015 and the six-months ended June 30, 2015 and June 30, 2014 presented on pages 11 to 15.

The non-GAAP financial measures included in this release differ from financial measures determined in accordance with U.S. GAAP as a result of the reclassification of certain income statement items, as well as the adjustment of certain expenses and other items that are not reflective of the earnings generated from providing investment management and related services. Non-GAAP financial measures have material limitations and should not be viewed in isolation or as a substitute for U.S. GAAP measures.

In particular, the company reclassifies:

1.	Distribution and other asset-based expenses - These costs are generally passed directly through to external parties. Management believes that making this adjustment aids in comparing the company’s operating results with other asset management firms that do not distribute products through intermediary distribution partners or utilize third party service providers for investment management related services.
2.	Consolidated sponsored investment products - Management believes that excluding the operating activities of majority-owned funds to reflect revenues and expenses of the company prior to the consolidation of these products is consistent with the approach of reflecting its operating results as only revenues generated and expenses incurred related to providing investment management and related services will be included in operating income, as adjusted.

Net income attributable to common stockholders, as adjusted, excludes from net income:

▪	Closed-end fund launch costs - Expenses related to the launch of closed-end funds, or similar products, including structuring fees and sales-based compensation related to the launch. The timing of closed-end fund issuances can be unpredictable, and related costs can fluctuate considerably. In addition, revenue associated with these costs will not fully impact financial results until future periods. Management believes that making these adjustments aids in comparing the company’s operating results with prior periods and with other asset management firms that do not issue closed-end funds, or similar products.
▪	Amortization of intangible assets - Non-cash amortization expense or impairment expense, if any, attributable to acquisition-related intangible assets. Management believes that making this adjustment aids in comparing the company’s operating results with other asset management firms that have not engaged in acquisitions.
▪	Seed capital investments impact - Gains and losses (realized and unrealized), dividends and interest income generated by seed capital investments. Earnings or losses generated by investments in seed capital products can vary significantly from period-to-period and do not reflect the company’s operating results from providing investment management and related services. Management believes that making this adjustment aids in comparing the company’s operating results with prior periods and with other asset management firms that do not have meaningful seed capital investments.
▪	Other - Expenses and loss contingencies related to restructuring, severance, regulatory matters, and certain transition items that are not reflective of the ongoing earnings generation of the business. In addition, income tax expense/(benefit) items, such as adjustments for uncertain tax positions, valuation allowances and other unusual items not related to current operating results to reflect a normalized effective rate. Management believes that making these adjustments aids in comparing the company’s operating results with prior periods.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 17

Components of other for the respective periods are shown in the table below:

	Three Months Ended			Six Months Ended
Other (in thousands)	6/30/2015	6/30/2014	3/31/2015	6/30/2015	6/30/2014
Loss contingency	$11,300	$-	$5,200	$16,500	$-
Tax impact of loss contingency	(3,907)	-	(1,600)	(5,507)	-
Transition related revenues	1,166	-	-	1,166	-
Tax impact of transition related revenues	(442)	-	-	(442)	-
System transition expenses	569	475	351	920	475
Tax impact of system transition expenses	(216)	(182)	(133)	(349)	(182)
Newfleet transition expenses	-	367	-	-	859
Tax impact of Newfleet transition expenses	-	(140)	-	-	(329)
Discrete tax adjustments	-	-	-	-	243
Total Other	$8,470	$520	$3,818	$12,288	$1,066

Revenues, as adjusted, comprise the fee revenues paid by clients for investment management and related services. Revenues, as adjusted, for purposes of calculating net income attributable to common stockholders, as adjusted, differ from U.S. GAAP revenues in that they are reduced by distribution and other asset-based expenses that are generally passed through to external parties, and exclude the impact of consolidated sponsored investment products.

Operating expenses, as adjusted, is calculated to reflect expenses from ongoing continuing operations attributable to stockholders. Operating expenses, as adjusted, for purposes of calculating net income attributable to common stockholders, as adjusted, differ from U.S. GAAP expenses in that they exclude amortization or impairment, if any, of intangible assets, restructuring and severance, the impact of consolidated sponsored investment products, and certain other expenses that do not reflect the ongoing earnings generation of the business.

Operating margin, as adjusted, is a metric used to evaluate efficiency represented by operating income, as adjusted, divided by revenues, as adjusted.

Earnings per share, as adjusted, represent net income attributable to common stockholders, as adjusted, divided by weighted average shares outstanding, on either a basic or diluted basis.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 18

1 The Virtus Credit Opportunities Fund is subject to the risks of fixed income investing, including credit and interest rate risk, high yield/high fixed income securities, bank loans, derivatives, non-diversification and investment in equity securities.

2 The Multi-Strategy Target Return Fund is subject to the risks of equity securities, foreign & emerging markets, credit and interest, high yield-high risk fixed income securities, derivatives, leverage, counterparties and portfolio turnover.

3 “Aviva Investors” refers to the global organization of affiliated asset management businesses operating under the Aviva Investors name. Each Aviva Investors affiliate is a subsidiary of Aviva plc, a publicly-traded multi-national financial services company headquartered in the United Kingdom. Aviva Investors Americas LLC (“AIA”) is the US SEC registered investment advisor and the named sub-advisor to the Virtus Multi-Strategy Target Return Fund.

Investors should carefully consider the investment objectives, risks, charges and expenses of any Virtus Mutual Fund before investing. The prospectus and summary prospectus contains this and other information about the fund. Please contact your financial representative, call 1-800- 243-4361 or visit www.virtus.com to obtain a current prospectus and/or summary prospectus. You should read the prospectus and/or summary prospectus carefully before you invest or send money.

Mutual funds distributed by VP Distributors, LLC, member FINRA and subsidiary of Virtus Investment Partners, Inc.

“AlphaSector®” is a registered trademark of F-Squared Investments, Inc.

Forward-Looking Information

This press release contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts, including statements about our beliefs or expectations, are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements may be identified by such forward-looking terminology as “expect,” “estimate,” “plan,” “intend,” “believe,” “anticipate,” “may,” “will,” “should,” “could,” “continue,” “project,” or similar statements or variations of such terms.

Our forward-looking statements are based on a series of expectations, assumptions and projections about our company, are not guarantees of future results or performance, and involve substantial risks and uncertainty, including assumptions and projections concerning our assets under management, cash inflows and outflows, operating cash flows, our ability to expand distribution and product offerings, and future credit facilities, for all forward periods. All of our forward-looking statements are as of the date of this release only. The company can give no assurance that such expectations or forward-looking statements will prove to be correct. Actual results may differ materially.

Our business and our forward-looking statements involve substantial known and unknown risks and uncertainties, including those discussed under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2014 Annual Report on Form 10-K, as well as the following risks and uncertainties: (a) any reduction in our assets under management, (b) the withdrawal, renegotiation or termination of our investment advisory agreements; (c) damage to our reputation; (d) our inability to attract and retain key personnel; (e) the competition we face in our business; (f) adverse regulatory and legal developments; (g) limitations on our deferred tax assets; (h) adverse developments with respect to, or changes in our relationships with, unaffiliated subadvisers; (i) changes in key distribution relationships; (j) interruptions in service or failure to provide service by third-party service providers; (k) any reduction in value of our marketable securities; (l) our inability to make intended quarterly distributions; (m) lack of availability of required and necessary capital on satisfactory terms; and (n) liabilities and losses not covered by our insurance policies and (o) certain other risks and uncertainties described in our 2014 Annual Report on Form 10-K or in any of our filings with the Securities and Exchange Commission (“SEC”).

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc. 19

Certain other factors which may impact our continuing operations, prospects, financial results and liquidity or which may cause actual results to differ from such forward-looking statements are discussed or included in the company’s periodic reports filed with the SEC and are available on our website at www.virtus.com under “Investor Relations.” You are urged to carefully consider all such factors.

The company does not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If there are any future public statements or disclosures by us which modify or impact any of the forward-looking statements contained in or accompanying this release, such statements or disclosures will be deemed to modify or supersede such statements in this release.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com